                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 23, 2002



                              HELEN OF TROY LIMITED
             (Exact name of registrant as specified in its charter)



           BERMUDA                     0-23312                   74-2692550
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


                                 CLARENDON HOUSE
                                  CHURCH STREET
                                HAMILTON, BERMUDA
                        (Business address of registrant)

                             ONE HELEN OF TROY PLAZA
                              EL PASO, TEXAS 79912
                  (United States mailing address of registrant)

       Registrant's telephone number, including area code: (915) 225-8000

ITEM 5.    OTHER EVENTS.

       On Wednesday, January 23, 2002, Helen of Troy Limited issued a press release, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   EXHIBITS.

     Exhibit No.  Description.

     99.1         Press Release of Helen of Troy Limited dated January 23, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    HELEN OF TROY LIMITED



Date:   January 23, 2002                 By:     /s/ Gerald J. Rubin
                                            ------------------------------------
                                         Gerald J. Rubin
                                         Chairman, Chief Executive Officer

                                  EXHIBIT INDEX


     EXHIBIT
     NUMBER                              DESCRIPTION
     ------                              -----------

       99.1 --      Press Release of the Company dated January 23, 2002.